Exhibit 10.1

INVESTOR RIGHTS AGREEMENT

BY AND AMONG

WARBURG PINCUS PRIVATE EQUITY (E&P) XI – B, L.P.,

WARBURG PINCUS PRIVATE EQUITY XI–C, L.P.,

WP XI PARTNERS, L.P.,

WARBURG PINCUS PRIVATE EQUITY XI–B, L.P.,

WP MUSTANG CO-INVEST-B L.P.,

WP MUSTANG CO-INVEST-C L.P.,

WARBURG PINCUS XI (E&P) PARTNERS - B, L.P.,

WARBURG PINCUS (E&P) XI, L.P.,

MUSTANG HOLDCO 1 LLC,

WP (LEXINGTON) HOLDINGS II, L.P.,

WARBURG PINCUS PRIVATE EQUITY (LEXINGTON) XI – A, L.P.,

WARBURG PINCUS XI (LEXINGTON) PARTNERS – A, L.P.,

WP MUSTANG CO-INVEST LLC,

THE INVESTORS ON SCHEDULE A HERETO

AND

WEX INC.

Dated as of July 1, 2016

i

SECTION 5.11.	Waiver of Jury Trial	41
SECTION 5.12.	Severability	42
SECTION 5.13.	Counterparts	42
SECTION 5.14.	Headings	42
SECTION 5.15.	Investment Banking Services	42
SECTION 5.16.	Other Activities	42

ii

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (the “Agreement”) is made, entered into and effective as of July 1, 2016, by and among WEX Inc., a corporation organized under the laws of the State of Delaware, Mustang HoldCo 1 LLC, a limited liability company organized under the laws of the State of Delaware (“Sellers’ Designee”), Warburg Pincus Private Equity (E&P) XI ‑ B, L.P., a limited partnership organized under the laws of the State of Delaware (“WP PE XI B”), Warburg Pincus Private Equity XI–C, L.P., an exempted limited partnership organized under the laws of the Cayman Islands (“WP XI C”), WP XI Partners, L.P., a limited partnership organized under the laws of the State of Delaware (“WP XI Partners”), Warburg Pincus Private Equity XI–B, L.P., a limited partnership organized under the laws of the State of Delaware (“WP XI B”), WP Mustang Co-Invest–B L.P., a limited partnership organized under the laws of the State of Delaware (“WP Co-Invest B”), WP Mustang Co-Invest–C L.P., a limited partnership organized under the laws of the State of Delaware (“WP Co-Invest C”), Warburg Pincus XI (E&P) Partners – B, L.P., a limited partnership organized under the laws of the State of Delaware (“WP XI Partners B”), Warburg Pincus (E&P) XI, L.P., a limited partnership organized under the laws of the State of Delaware (“WP XI”), WP (Lexington) Holdings II, L.P., a limited partnership organized under the laws of the State of Delaware (“WP (Lex) Holdings II”), Warburg Pincus Private Equity (Lexington) XI – A, L.P., a limited partnership organized under the laws of the State of Delaware (“WP (Lex) XI”), Warburg Pincus XI (Lexington) Partners – A, L.P., a limited partnership organized under the laws of the State of Delaware (“WP XI (Lex) Partners”) and WP Mustang Co-Invest LLC, a limited liability company organized under the laws of the State of Delaware (“WP Mustang Co-Invest” and together with Sellers’ Designee, WP PE XI B, WP XI C, WP XI Partners, WP XI B, WP Co-Invest B, WP Co-Invest C,WP XI Partners B, WP XI, WP (Lex) Holdings II, WP (Lex) XI, WP XI (Lex) Partners and any Permitted Transferees of such Persons that are Affiliates of Warburg Pincus LLC, “WP,” provided that each of WP Co-Invest B, WP Co-Invest C and WP Mustang Co-Invest LLC shall cease to be included in the definition of WP at such time as Warburg Pincus LLC or an Affiliate of Warburg Pincus LLC ceases to be the managing member of, the general partner of or otherwise control WP Co-Invest B, WP Co-Invest C or WP Mustang Co-Invest LLC, as applicable), the investors set forth on Schedule A hereto and any Person who signs a joinder hereto as a Holder.

WITNESSETH:

WHEREAS, the Company, WP, Warburg Pincus Private Equity XI (Lexington), LLC, a limited liability company organized under the laws of the State of Delaware, Sellers’ Designee, WP PE XI B, WP XI C, WP XI Partners, CP XI B, CP Co-Invest B, WP Co-Invest C, CP XI Partners B and WP XI have entered into that certain Unit Purchase Agreement, dated as of October 18, 2015 (as may be amended from time to time, the “Purchase Agreement”), pursuant to which, among other things, WP will acquire Company Common Stock on the terms and conditions set forth in the Purchase Agreement;

WHEREAS, each of the parties hereto desires to set forth in this Agreement certain terms and conditions regarding the ownership of the Company Common Stock; and

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material, non-public information that, in the Board of Directors’ good faith judgment, after consultation with outside counsel to the Company, (i) would be required to be made in any Registration Statement or report filed with the SEC by the Company so that such Registration Statement or report would not be materially misleading and would not be required to be made at such time but for the filing of such Registration Statement or report; and (ii) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act; provided that no Holder (other than a Holder that is a director of the Company) shall be deemed an Affiliate of the Company or its Subsidiaries for purposes of this Agreement; provided, further, that portfolio companies (as such term is commonly used in the private equity industry) of WP and limited partners, non-managing members or other similar direct or indirect investors in WP shall be deemed to not be Affiliates of WP or WPLLC; and provided, further, that with respect to any Person that is a “governmental plan” within the meaning of ERISA, the other branches and departments of the applicable governments shall not be deemed to be Affiliates of such Person.  The term “Affiliated” has a correlative meaning.

“Agreement” has the meaning set forth in the preamble.

“Board Representative” has the meaning set forth in Section 3.02(a).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks located in New York, New York are required or authorized by law or executive order to be closed.

“Co-Invest Agreements” means any equityholders’ agreement or other agreement or employee stock plan or other employee benefit plan arrangement that applies to a Holder’s ownership of Registrable Securities.

“Co-Investor” means any of Warburg Pincus Private Equity (Lexington) XI - A, L.P., WP Co-Invest B and WP Co-Invest C.

“Company” means WEX Inc., a corporation organized under the laws of the State of Delaware (including any of its successors by merger, acquisition, reorganization, conversion or otherwise).

“Company Common Stock” means shares of the common stock of the Company, par value $0.01 per share, and any securities of the Company (or any entity resulting from a transaction in which the shares of outstanding common stock of the Company immediately prior to such transaction continue to represent, or are converted into or exchanged for, in the aggregate, shares of common stock of the surviving entity (or the parent of the surviving entity) possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the surviving entity (or the parent of the surviving entity) immediately after such transaction) into which such common stock shall have been changed, or any securities of the Company (or any entity resulting from a transaction in which the shares of outstanding common stock of the Company immediately prior to such transaction continue to represent, or are converted into or exchanged for, in the aggregate, shares of common stock of the surviving entity (or the parent of the surviving entity) possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the surviving entity (or the parent of the surviving entity) immediately after such transaction) resulting from any stock split or combination, reclassification, recapitalization, exchange or similar transactions, or any stock dividend or stock distribution with respect to such common stock.

“Company Public Sale” has the meaning set forth in Section 2.03(a).

“Demand Company Notice” has the meaning set forth in Section 2.01(d).

“Demand Notice” has the meaning set forth in Section 2.01(a).

“Demand Period” has the meaning set forth in Section 2.01(c).

“Demand Registration” has the meaning set forth in Section 2.01(a).

“Demand Registration Statement” has the meaning set forth in Section 2.01(a).

“Demand Suspension” has the meaning set forth in Section 2.01(e).

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended, and any successor thereto, and the regulations promulgated thereunder.  Any reference to a section of ERISA shall include a reference to any successor provision thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“First Lockup Termination Date” has the meaning set forth in Section 3.01(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-1” means a registration statement on Form S-1 under the Securities Act, or any comparable or successor form or forms thereto.

“Form S-3” means a registration statement on Form S-3 under the Securities Act, or any comparable or successor form or forms thereto.

“Holder” means any record holder of Registrable Securities that is a party hereto or that succeeds to rights hereunder pursuant to Section 5.06, including, as of the date hereof, all Seller Recipients (as defined in the Purchase Agreement).

“Holder Underwritten Offering” has the meaning set forth in Section 2.12.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Lockup Termination Date” has the meaning set forth in Section 3.01(a).

“Long-Form Registration” has the meaning set forth in Section 2.01(a).

“Loss” or “Losses” has the meaning set forth in Section 2.09(a).

“Majority Holder Counsel” has the meaning set forth in Section 2.08.

“Marketed Underwritten Offering” means any Underwritten Offering (including a Marketed Underwritten Shelf Take-Down, but, for the avoidance of doubt, not including any Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down) that involves a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters over a period of at least 48 hours.

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 2.02(d).

“Material Adverse Change” means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States (other than ordinary course limitations on hours or numbers of days of trading); (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; (iii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a material adverse change in national or international financial, political or economic conditions; and (iv) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

“Participating Holder” means, with respect to any Registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Permitted Assignee” has the meaning set forth in Section 5.06.

“Permitted Transferee” means (i) with respect to any Holder other than WP, any Affiliate, spouse, lineal descendant, parent, heir, sibling, executor, administrator, testamentary trustee or legatee of such Holder or any trust or other Person in which the sole (direct or indirect) beneficiaries or other equityholders thereof are such Holder; and (ii) with respect to WP, (1) any Affiliate, limited partner, member or shareholder of WP or (2) any limited partner or member of a Co-Investor.

“Person” means any individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof or any other entity.

“Piggyback Company Notice” has the meaning set forth in Section 2.03(a).

“Piggyback Registration” has the meaning set forth in Section 2.03(a).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Public Offering” means any public offering and sale of equity securities of the Company or its successors for cash pursuant to an effective registration statement (other than on Form S-4, S-8 or a comparable form) under the Securities Act.

“Purchaser Daily Closing Price” means on any trading day, the closing sale per share-price of Company Common Stock as reported by the Wall Street Journal for such trading day.

“Qualified Nominee” has the meaning set forth in Section 3.02(a).

“Pro Rata Share” means:

(a)            for purposes of Section 2.01(d) (with respect to a Demand Company Notice), with regards to each other Holder receiving a Demand Company Notice, a number of Registrable Securities determined by multiplying (i) the total number of Registrable Securities held by such Holder receiving a Demand Company Notice by (ii) a fraction, (A) the numerator of which is the number of Registrable Securities proposed to be registered by WP, less the number of Registrable Securities, if any, that WP shall withdraw from such Demand Registration pursuant to Section 2.01(b) and (B) the denominator of which is the aggregate number of Registrable Securities held by WP as of the date of such Demand Company Notice or withdrawal, as applicable;

(b)            for purposes of Section 2.02(a) (with respect to a Shelf Company Notice), with regards to each other Holder receiving a Shelf Company Notice, a number of Registrable Securities determined by multiplying (i) the total number of Registrable Securities held by such Holder by (ii) a fraction, (A) the numerator of which is the number of Registrable Securities proposed to be registered on the applicable Shelf Registration Statement by WP and (B) the denominator of which is the aggregate amount of Registrable Securities held by WP;

(c)            for purposes of Section 2.02(d)(iii) (with respect to a Marketed Underwritten Shelf Take-Down Notice), with regards to each other Holder receiving a Marketed Underwritten Shelf Take-Down Notice, a number of Registrable Securities determined by multiplying (i) the total number of Registrable Securities of such Holder registered on the applicable Shelf Registration Statement by a fraction, (A) the numerator of which is the number of Registrable Securities proposed to be offered or sold by WP in such Marketed Underwritten Shelf Take-Down and (B) the denominator of which is the aggregate number of Registrable Securities held by WP; and

(d)            for purposes of Section 2.03(a) (with respect to a Piggyback Registration), with regards to each other Holder receiving a Piggyback Company Notice, a number of Registrable Securities determined by multiplying (i) the total number of Registrable Securities held by such Holder receiving a Piggyback Company Notice by (ii) a fraction, (A) the numerator of which is the number of Registrable Securities proposed to be registered in the applicable Piggyback Registration by WP, less the number of Registrable Securities that WP shall withdraw from such Piggyback Registration pursuant to Section 2.03(a) and (B) the denominator of which is the aggregate amount of Registrable Securities held by WP as of the date WP elects to include Registrable Securities in such Registration Statement or on the date of such withdrawal, as applicable.

“Registrable Securities” means any Company Common Stock acquired by the Holders pursuant to the Purchase Agreement, including any Company Common Stock acquired as a result of any reclassification, recapitalization, stock split or combination, exchange or readjustment of such Company Common Stock, or any stock dividend or stock distribution in respect of such Company Common Stock, in each case whether now owned or hereinafter acquired; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (i) a Registration Statement with respect to the sale of such Registrable Securities has become effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities have been distributed pursuant to Rule 144 or Rule 145 of the Securities Act (or any successor rule) and new certificates for them not bearing a legend restricting transfer shall have been delivered by the Company, (iii) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting transfer shall have been delivered by the Company and such securities may be publicly resold without Registration under the Securities Act, (iv) a Registration Statement on Form S-8 (or any successor form) covering such Registrable Securities is effective, (v) in the case of a Holder who is not WP or an affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company, all remaining Registrable Securities held by such Holder may immediately be sold under Rule 144 (or any similar provision then in force) under the Securities Act without any volume or manner of sale restrictions, or (vi) such Registrable Securities cease to be outstanding.

“Registration” means a registration with the SEC of the Company’s equity securities for offer and sale to the public under a Registration Statement.  The term “Register” shall have a correlative meaning.

“Registration Expenses” has the meaning set forth in Section 2.08.

“Registration Statement” means any registration statement of the Company that covers Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement; provided, however, that the “Registration Statement” without reference to a time includes such Registration Statement as amended by any post‑effective amendments as of the time of first contract of sale for the Registrable Securities.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Second Lockup Termination Date” has the meaning set forth in Section 3.01(a).

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Sellers’ Designee” has the meaning set forth in the preamble.

“Shelf Company Notice” has the meaning set forth in Section 2.02(a).

“Shelf Period” has the meaning set forth in Section 2.02(b).

“Shelf Registration” means a Registration effected pursuant to Section 2.02.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (ii) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor provision) under the Securities Act covering Registrable Securities.

“Shelf Suspension” has the meaning set forth in Section 2.02(c).

“Shelf Take-Down” has the meaning set forth in Section 2.02(d).

“Shelf Take-Down Notice” has the meaning set forth in Section 2.02(d).

“Short-Form Registration” has the meaning set forth in Section 2.01(a).

“Special Registration” has the meaning set forth in Section 2.12.

“Standstill Termination Date” has the meaning set forth in Section 3.02(d).

“Subsidiary” means, with respect to any Person, any entity of which (i) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or other business entity.

“Termination Date” has the meaning set forth in Section 5.01.

“Transfer” means, with respect to any Registrable Securities, a direct or indirect transfer, sale, short sale, exchange, grant of an option to purchase or other disposal of such Registrable Securities or any interest therein; provided, that the term “indirect transfer” shall not include any direct or indirect sale, issuance, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of any interest in WP, including the issuance or grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law.

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

“Underwritten Offering Requestors” has the meaning set forth in Section 2.06(a).

“Underwritten Shelf Take-Down” has the meaning set forth in Section 2.02(d).

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2.02(d).

“WP” has the meaning set forth in the preamble.

“WP (Lex) Holdings II” has the meaning set forth in the preamble.

“WP (Lex) XI” has the meaning set forth in the preamble.

“WPLLC” has the meaning set forth in Section 3.03(a).

“WP Mustang Co-Invest” has the meaning set forth in the preamble.

“WP PE XI B” has the meaning set forth in the preamble.

“WP XI” has the meaning set forth in the preamble.

“WP XI (Lex) Partners” has the meaning set forth in the preamble.

“WP XI B” has the meaning set forth in the preamble.

“WP XI C” has the meaning set forth in the preamble.

“WP Co-Invest B” has the meaning set forth in the preamble.

“WP Co-Invest C” has the meaning set forth in the preamble.

“WP XI Partners” has the meaning set forth in the preamble.

SECTION 1.02.    “WP XI Partners B” has the meaning set forth in the preamble.Other Interpretive Provisions.  In this Agreement, except as otherwise provided:

(a)            A reference to an Article, Section, Schedule or Exhibit is a reference to an Article or Section of, or Schedule or Exhibit to, this Agreement, and references to this Agreement include any recital in or Schedule or Exhibit to this Agreement.

(b)            The Schedules and Exhibits form an integral part of and are hereby incorporated by reference into this Agreement.

(c)            Headings and the Table of Contents are inserted for convenience only and shall not affect the construction or interpretation of this Agreement.

(d)            Unless the context otherwise requires, words importing the singular include the plural and vice versa, words importing the masculine include the feminine and vice versa and words importing persons include corporations, associations, partnerships, joint ventures and limited liability companies and vice versa.

(e)            Unless the context otherwise requires, the words “hereof” and “herein,” and words of similar meaning refer to this Agreement as a whole and not to any particular Article, Section or clause.  The words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation.”

(f)            A reference to any legislation or to any provision of any legislation shall include any successor legislation and any amendment, modification or re-enactment thereof and any legislative provision substituted therefor.

(g)            All determinations to be made by WP or any other Holder hereunder may be made by such Person in its sole discretion, and such Person may determine, in its sole discretion, whether or not to take actions that are permitted, but not required, by this Agreement to be taken by such Person, including the giving of consents required hereunder.

(h)            The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intention or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.01.    Demand Registration.

(a)            Demand by WP.  At any time after the date hereof, WP may, subject to Section 2.11, make a written request (a “Demand Notice”) to the Company for Registration of all or part of the Registrable Securities held by WP (i) if the Company does not then qualify to use a short-form Registration on Form S-1 (a “Long-Form Registration”) or (ii) on Form S-3 (a “Short-Form Registration”) if the Company qualifies to use such short form for the Registration of such Registrable Securities on behalf of the Holders (any such requested Long-Form Registration or Short-Form Registration, a “Demand Registration”).  Each Demand Notice shall specify the kind and aggregate amount of Registrable Securities to be registered and the intended methods of disposition thereof.  Subject to Section 2.11, after delivery of such Demand Notice, the Company (x) shall file promptly (and, in any event, within (i) forty‑five (45) days in the case of a request for a Short-Form Registration or (ii) ninety (90) days in the case of a request for a Long-Form Registration, in each case, following delivery of such Demand Notice) with the SEC a Registration Statement relating to such Demand Registration (a “Demand Registration Statement”) (provided, however, that if a Demand Notice is delivered prior to the First Lockup Termination Date, the Company shall not be obligated to file (but shall be obligated to prepare) such Demand Registration Statement until fifteen (15) Business Days prior to the First Lockup Termination Date in the case of a Short-Form Registration and one hundred and twenty(120) days prior to the First Lockup Termination Date in the case of a Long‑Form Registration), and (y) shall use its reasonable best efforts to cause such Demand Registration Statement to become effective under the Securities Act promptly and to qualify under the “Blue Sky” laws of such jurisdictions as any Participating Holder or any underwriter, if any, reasonably requests.

(b)            Demand Withdrawal.  At any time prior to the effectiveness of the applicable Demand Registration Statement and upon a written withdrawal request from WP, the Holders may collectively withdraw their Registrable Securities from a Demand Registration.  Upon delivery of a written notice by WP to such effect, the Company may elect to cease all efforts to secure effectiveness of the applicable Demand Registration Statement, and such Registration nonetheless shall be deemed a Demand Registration for purposes of Section 2.11 unless (i) WP shall have paid or reimbursed the Company for its pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by the Company in good faith in connection with the Registration of such withdrawn Registrable Securities (based on the number of securities WP sought to register, as compared to the total number of securities included (or proposed to be included) on such Demand Registration Statement) or (ii) the withdrawal is made (A) following the occurrence of a Material Adverse Change, (B) because (i) the Registration would require the Company to make an Adverse Disclosure or (ii) the Board of Directors of the Company has determined in good faith that the Registration or sale of the Registrable Securities would be reasonably expected to materially and adversely affect a planned bona fide financing of the Company, (C) if, as of the date of such withdrawal, the per share stock price of the Company Common Stock has declined by ten percent (10%) or more as compared to the closing per share stock price of the Company Common Stock on the date of the delivery of the Demand Notice with respect to such Demand Registration or (D) as a result of the application of Section 2.01(h), the number of Company Common Stock WP is permitted to sell in such Demand Registration is thirty percent (30%) fewer than the number that WP specified in the applicable Demand Notice.

(c)            Effective Registration.  The Company shall be deemed to have effected a Demand Registration for purposes of Section 2.11 if the Demand Registration Statement becomes effective by the SEC and remains effective until the earlier of (i) 180 days after the effective date or (ii) such time as all Registrable Securities covered by such Registration Statement have been sold or withdrawn in accordance with Section 2.01, or if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the “Demand Period”).  No Demand Registration shall be deemed to have been effected for purposes of Section 2.11 if (i) during the Demand Period such Registration or the successful completion of the relevant sale is prevented by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by WP.

(d)            Demand Company Notice.  Subject to Section 2.11, promptly upon receipt of any Demand Notice (but in no event more than five (5) Business Days thereafter), the Company shall deliver a written notice (a “Demand Company Notice”) of any such Registration request to all other Holders and the Company shall include in such Demand Registration, all such Registrable Securities of such Holders that the Company has received a written request for inclusion therein within ten (10) Business Days after such written notice is delivered, up to each such Holder’s Pro Rata Share of Registrable Securities.  All requests made pursuant to this Section 2.01(d) shall specify the kind and the aggregate amount of Registrable Securities of such Holder to be registered.

(e)            Delay in Filing; Suspension of Registration.  If the Company shall furnish to the Participating Holders a certificate signed by the chief executive officer, chief financial officer or chief legal officer of the Company stating that (i) the filing, initial effectiveness or continued use of a Demand Registration Statement would require the Company to make an Adverse Disclosure or (ii) the Board of Directors of the Company has determined in good faith that the Registration or sale of the Registrable Securities would be reasonably expected to materially and adversely affect a planned bona fide financing of the Company, then the Company may delay the filing (but not the preparation of) or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided, however, that the Company, unless otherwise approved in writing by WP, shall not be permitted to exercise aggregate Demand Suspensions and Shelf Suspensions for more than an aggregate of ninety (90) Business Days during any twelve-(12) month period; provided, further, that in the event of a Demand Suspension, such Demand Suspension shall terminate at such earlier time as the Company would no longer be required to make any Adverse Disclosure or any such planned financing has been abandoned or completed.  Each Participating Holder shall keep confidential the fact that a Demand Suspension is in effect, the certificate referred to above and its contents unless and until otherwise notified by the Company, except (A) disclosure to such Holder’s Affiliates, and its and their respective employees, agents and professional advisers who reasonably need to know such information for purposes of assisting the Holder with respect to its investment in the Company Common Stock and agree to keep it confidential, (B) disclosures to the extent required in order to comply with reporting obligations to its limited partners or other direct or indirect investors who have agreed to keep such information confidential, (C) if and to the extent such matters are disclosed by the Company or any of its Subsidiaries or any other Person on a non-confidential basis without breach of any confidentiality obligations by such disclosing party, (D) disclosures that are necessary to comply with any law, rule or regulation, including formal and informal investigations or requests from any regulatory authority, (E) disclosures to potential limited partners or investors of a Holder who have agreed to keep such information confidential and (F) disclosures to potential transferees of a Holder’s Registrable Securities who have agreed to keep such information confidential.  In the case of a Demand Suspension, the Participating Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above.  The Company shall promptly notify the Participating Holders upon the termination of any Demand Suspension, amend or supplement the Prospectus and any Issuer Free Writing Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Participating Holders such numbers of copies of the Prospectus and any Issuer Free Writing Prospectus as so amended or supplemented as the Participating Holders may reasonably request.  In the event the Company shall give to the Participating Holders a certificate referred to above, the period during which the applicable Demand Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such certificate to and including the date when each seller of Registrable Securities covered by such Demand Registration Statement either receives the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus or is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus may be resumed.

(f)            Amendments and Supplements to Demand Registration Statement.  The Company agrees, if necessary, to supplement or make amendments to the Demand Registration Statement if required by the registration form used by the Company for the applicable Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder, or as may reasonably be requested by WP.

(g)            Underwritten Offering.  If WP so requests, an offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering, and WP shall have the right to select the managing underwriter or underwriters to administer the offering; provided that such managing underwriter or underwriters shall be reasonably acceptable to the Company.  If WP intends to sell the Registrable Securities covered by its demand by means of an Underwritten Offering, WP shall so advise the Company as part of its Demand Notice, and the Company shall include such information in the Demand Company Notice.

(h)            Priority of Securities Registered Pursuant to Demand Registrations.  If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration advise the Board of Directors in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the securities to be included in such Demand Registration shall be allocated (i) first, pro rata among the Holders that have requested to participate in such Demand Registration based on the relative number of Registrable Securities then held by each such Holder; provided that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in a like manner; provided, further, that WP may freely re-allocate any number of Registrable Securities held by WP (or any of its Affiliates and Permitted Transferees) that may be included in such Demand Registration to any of its Affiliates (or any of their respective Permitted Transferees) for purposes of determining the pro rata allocation of the securities to be included in such Demand Registration, (ii) second, and only if all the Securities referred to in clause (i) have been included in such Registration, to the Company up to the number of securities that the Company proposes to include in such Registration that, in the opinion of the managing underwriter or underwriters, can be sold without having such adverse effect and (iii) third, and only if all of the securities referred to in clause (ii) have been included in such Registration, to those Persons holding any other securities eligible for inclusion in such Registration, up to the number of securities that in the opinion of the managing underwriter or underwriters, can be sold without having such adverse effect.  Notwithstanding anything herein to the contrary, if the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration advise the Board of Directors in writing that, in its or their opinion, the participation in such Demand Registration by any or all of the investors listed in Schedule A hereto would be likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then Registrable Securities held by such investor or investors listed in Schedule A shall not be eligible for inclusion in such Demand Registration.

(i)            In the event any Holder requests to participate in a registration pursuant to this Section 2.01 in connection with a distribution of Registrable Securities to its shareholders, partners or members, the Registration Statement shall provide for resale by such shareholders, partners or members, if requested by the Holder.

SECTION 2.02.    Shelf Registration.

(a)            Filing.  If the Company qualifies to file with the SEC a Shelf Registration Statement, upon written request by WP the Company shall file promptly following such request (and in any event, within thirty (30) days thereof or, in the event the filing is required to be made on Form S-1, within sixty (60) days thereof), but not earlier than thirty (30) days (or, in the event of a filing on Form S-1, sixty (60) days) prior to the First Lockup Termination Date, a Shelf Registration Statement (which shall be an automatic Shelf Registration Statement if the Company qualifies at such time to file such a Shelf Registration Statement), relating to the offer and sale of all Registrable Securities held by WP, and, in each case from time to time in accordance with the methods of distribution elected by the Holders from time to time (to the extent permitted in this Section 2.02) and (y) shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act promptly.  At least twenty (20) days prior to filing any such Shelf Registration Statement, the Company shall deliver a written notice (a “Shelf Company Notice”) to each Holder requesting any necessary information for inclusion in such Shelf Registration Statement, including the methods of distribution to be elected by each such Holder, and the Company shall include in such Shelf Registration all such Registrable Securities of each such Holder, up to such Holder’s Pro Rata Share of Registrable Securities, which the Company has received a written request for inclusion therein within five (5) Business Days after such written notice is delivered to such Holder.

(b)            Continued Effectiveness.  The Company shall use its reasonable best efforts to keep any Shelf Registration Statement filed pursuant to Section 2.02(a) continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable in connection with any Shelf Take-Down, subject to Section 2.02(c), until the earliest of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder), (ii) the date as of which there are no longer any Registrable Securities covered by the Shelf Registration Statement and (iii) such shorter period as the Holders shall agree in writing (such period of effectiveness, the “Shelf Period”).  Subject to Section 2.02(c), the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action, without the consent of WP that would result in any Holder not being able to offer and sell Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is (x) a Shelf Suspension permitted pursuant to Section 2.02(c) or (y) required by applicable law, rule or regulation.

(c)            Suspension of Registration.  If the Company shall furnish to the Participating Holders a certificate signed by the chief executive officer, chief financial officer or chief legal officer of the Company stating that (i) the filing, amendment or continued use of a Shelf Registration Statement would require the Company to make an Adverse Disclosure or (ii) the Board of Directors of the Company has determined in good faith that the Registration or sale of the Registrable Securities would be reasonably expected to materially and adversely affect a planned bona fide financing of the Company, then the Company may suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, however, that the Company, unless otherwise approved in writing by WP, shall not be permitted to exercise aggregate Demand Suspensions and Shelf Suspensions for more than an aggregate of ninety (90) Business Days during any twelve-(12) month period; provided, further, that in the event of a Shelf Suspension, such Shelf Suspension shall terminate at such earlier time as the Company would no longer be required to make any Adverse Disclosure or any such planned financing is abandoned or completed.  Each Participating Holder shall keep confidential the fact that a Shelf Suspension is in effect, the certificate referred to above and its contents unless and until otherwise notified by the Company, except (A) for disclosure to such Holder’s Affiliates, and its and their respective employees, agents and professional advisers who reasonably need to know such information for purposes of assisting such Holder with respect to its investment in the Company Common Stock and agree to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners or other direct or indirect investors who have agreed to keep such information confidential, (C) if and to the extent such matters are disclosed by the Company or any of its Subsidiaries or any other Person on a non-confidential basis without breach of any confidentiality obligations by such disclosing party, (D) for disclosures that are necessary to comply with any law, rule or regulation, including formal and informal investigations or requests from any regulatory authority, (E) for disclosures to potential limited partners or investors of such Holder who have agreed to keep such information confidential and (F) for disclosures to potential transferees of such Holder’s Registrable Securities who have agreed to keep such information confidential.  In the case of a Shelf Suspension, the Participating Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above.  The Company shall promptly notify the Participating Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus and any Issuer Free Writing Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Participating Holders such numbers of copies of the Prospectus and any Issuer Free Writing Prospectus as so amended or supplemented as each such Holder may reasonably request.  The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by the Company for the applicable Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder, or as may reasonably be requested by any Participating Holder.

(d)            Shelf Take-Downs.

(i)     If at any time that a Shelf Registration Statement covering Registrable Securities pursuant to this Section 2.02 is effective, WP delivers a written notice to the Company (a “Shelf Take-Down Notice”) stating that it intends to effect an offering (a “Shelf Take-Down”) of all or a portion of its Registrable Securities included on the Shelf Registration Statement and stating the number of Registrable Securities to be included in such Shelf Take-Down, then the Company shall amend or supplement the Shelf Registration Statement and take such other action as may be reasonably necessary to facilitate the sale of such Registrable Securities pursuant to such Shelf Take-Down. Except as set forth in Section 2.02(d)(iii) with respect to Marketed Underwritten Shelf Take-Downs, WP shall not be required to permit the offer and sale of Registrable Securities by other Participating Holders, and no other Holder shall be entitled to offer or sell any Registrable Securities, in connection with any such Shelf Take-Down initiated by WP.

(ii)     Subject to Section 2.11(c), if WP elects by written request to the Company, a Shelf Take-Down shall be in the form of an Underwritten Offering (each, an “Underwritten Shelf Take-Down”) (such written request, an “Underwritten Shelf Take-Down Notice”) and the Company shall amend or supplement the Shelf Registration Statement for such purpose as soon as practicable. WP shall have the right to select the managing underwriter or underwriters to administer such offering; provided that such managing underwriter or underwriters shall be reasonably acceptable to the Company.

(iii)            If the plan of distribution set forth in any Underwritten Shelf Take-Down Notice includes a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters over a period expected to exceed forty-eight (48) hours (a “Marketed Underwritten Shelf Take‑Down”), promptly upon delivery of such Underwritten Shelf Take-Down Notice (but in no event more than three (3) Business Days thereafter), the Company shall promptly deliver a written notice (a “Marketed Underwritten Shelf Take-Down Notice”) of such Marketed Underwritten Shelf Take-Down to all other Holders, and the Company shall include in such Marketed Underwritten Shelf Take-Down up to such Participating Holder’s Pro Rata Share of Registrable Securities for which the Company has received written requests, which requests must specify the aggregate amount of such Registrable Securities of such Holder to be offered and sold pursuant to such Marketed Underwritten Shelf Take-Down, for inclusion therein within three (3) Business Days after the date that such Marketed Underwritten Shelf Take-Down Notice has been delivered.

(iv)            The provisions of Section 2.01(h) shall apply to any Marketed Underwritten Offering pursuant to Section 2.02(d)(iii) notwithstanding that Section 2.01(h) refers to Demand Registrations.

(e)         If the Company files any Shelf Registration Statement after the date hereof, the Company agrees that it shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post‑effective amendment

SECTION 2.03.    Piggyback Registration.

(a)            Participation.  On or after the First Lockup Termination Date, if the Company at any time proposes to file a registration statement with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a Registration under Section 2.01 or Section 2.02, it being understood that this clause (i) does not limit the rights of Holders to make written requests pursuant to Section 2.01 or Section 2.02 or the right of the Holders to request that their Registrable Securities be included in any Registration under Section 2.01 or Section 2.02 or otherwise limit the applicability thereof, (ii) any Special Registration, (iii) a registration of securities solely relating to an offering and sale to employees, directors or consultants of the Company or its Subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement, (iv) a registration not otherwise covered by clause (ii) above pursuant to which the Company is offering to exchange its own securities for other securities or (v) a Registration Statement relating solely to dividend reinvestment or similar plans) (a “Company Public Sale”), then, (A) as soon as practicable (but in no event less than twenty (20) days prior to the proposed date of filing of such Registration Statement), the Company shall give written notice of such proposed filing to WP, and such notice shall offer WP the opportunity to Register under such Registration Statement such number of Registrable Securities as WP may request in writing delivered to the Company within ten (10) days of delivery of such written notice by the Company, and (B), as soon as practicable after the expiration of such ten (10)–day period (but in no event less than eight (8) days prior to the proposed date of filing of such Registration Statement), the Company shall give written notice (a “Piggyback Company Notice”) of such proposed filing to the Holders (other than WP), and such notice shall offer each such Holder the opportunity to Register under such Registration Statement such number of Registrable Securities as such Holder may request in writing within five (5) days of delivery of such written notice by the Company up to such Holder’s Pro Rata Share of Registrable Securities.  Subject to Section 2.03(b), the Company shall include in such Registration Statement all such Registrable Securities that are requested by Holders to be included therein in compliance with the immediately foregoing sentence (a “Piggyback Registration”); provided that if at any time after giving written notice of its intention to Register any equity securities and prior to the effective date of the Registration Statement filed in connection with such Piggyback Registration, the Company shall determine for any reason not to Register or to delay Registration of the equity securities covered by such Piggyback Registration, the Company shall give written notice of such determination to each Holder that had requested to Register its, his or her Registrable Securities in such Registration Statement, and, thereupon, (1) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of WP to request that such Registration be effected as a Demand Registration under Section 2.01, and (2) in the case of a determination to delay Registering, in the absence of a request for a Demand Registration pursuant to Section 2.01, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering the other equity securities covered by such Piggyback Registration.  If any offering pursuant to such Registration Statement is to be underwritten, the Company shall so advise the Participating Holders as a part of the written notice given pursuant this Section 2.03(a), and each Holder making a request for a Piggyback Registration pursuant to this Section 2.03(a) may, and the Company shall make such arrangements with the managing underwriter or underwriters so that each such Holder may, participate in such Underwritten Offering, subject to the conditions of Section 2.03(b).  If any offering pursuant to such Registration Statement is to be on any other basis, the Company shall so advise the Holders as part of the written notice given pursuant to this Section 2.03(a), and each Holder making a request for a Piggyback Registration pursuant to this Section 2.03(a) may, and the Company shall make such arrangements so that each such Holder may, participate in such offering on such basis, subject to the conditions of Section 2.03(b).  Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Registration by written notice to the Company at any time prior to the date of the preliminary prospectus.

(b)            Priority of Piggyback Registration.  If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration informs the Company and the Holders that have requested to participate in such Piggyback Registration in writing that, in its or their opinion, the number of securities which the Company, such Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, 100% of the securities that the Company or (subject to Section 2.07) any Person (other than a Holder) exercising a contractual right to demand Registration, as the case may be, proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect in such Registration, with such number to be allocated pro rata among such Holders that have requested to participate in such Registration based on the relative number of Registrable Securities then held by each such Holder; provided that any securities thereby allocated to a Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner; provided, further, that WP may freely re‑allocate any number of Registrable Securities held by WP (or any of its Affiliates and Permitted Transferees) that may be included in such Registration to any of its Affiliates (or any of their respective Permitted Transferees) for purposes of determining the pro rata allocation of the securities to be included in such Registration and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, the number of any other securities eligible for inclusion in such Registration that, in the opinion of the managing underwriter or underwriters, can be sold without having such adverse effect in such Registration.  Notwithstanding anything herein to the contrary, if the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Piggyback Registration advise the Board of Directors in writing that, in its or their opinion, the participation in such Piggyback Registration by any or all of the investors listed in Schedule A hereto would be likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then Registrable Securities held by such investor or investors listed in Schedule A shall not be eligible for inclusion in such Piggyback Registration.

(c)            No Effect on Demand Registrations.  No Registration of Registrable Securities effected pursuant to a request under this Section 2.03 shall be deemed to have been effected pursuant to Section 2.01 or Section 2.02 or shall relieve the Company of its obligations under Section 2.01 or Section 2.02.

SECTION 2.04    Black-out Periods.

(a)            Black-out Periods for Holders.  In the event of any Company Public Sale of the Company’s equity securities in an Underwritten Offering, each of the Holders agree, if requested by the managing underwriter or underwriters in such Underwritten Offering (and only if WP agrees to such request), not to (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any Person at any time in the future of) any Company Common Stock (including Company Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and Company Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Company Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Company Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a Registration Statement, including any amendments thereto, with respect to the registration of any Company Common Stock or securities convertible into or exercisable or exchangeable for Company Common Stock or any other securities of the Company unless such Holder agrees that such Registration Statement or amendment thereto need not be filed until the expiration of the period described in this Section 2.04 or (4) publicly disclose the intention to do any of the foregoing, in each case, during the period beginning seven (7) days before, and ending thirty (30) days (or, in each case, such longer period up to sixty (60) days as may be requested by the applicable managing underwriter or underwriters) (or, in each case, such other period as may be reasonably requested by the Company or the managing underwriter or underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in the FINRA rules or any successor provisions or amendments thereto) after the date of the underwriting agreement entered into in connection with such Company Public Sale, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.  Notwithstanding anything herein to the contrary, each Holder who is an investor listed in Schedule A hereto acknowledges and agrees that he/she may be subject to a black out period of a longer duration than that applicable to WP.  If requested by the managing underwriter or underwriters of any such Company Public Sale (and only if WP agrees to such request), each Holder shall execute a separate agreement to the foregoing effect.  The Company may impose stop-transfer instructions with respect to the Company Common Stock (or other securities) subject to the foregoing restriction until the end of the period referenced above.

(b)            Black-out Period for the Company and Others.  In the case of an offering of Registrable Securities pursuant to Section 2.01 or Section 2.02 that is a Marketed Underwritten Offering, the Company and each of the Holders agree, if requested by WP or the managing underwriter or underwriters with respect to such Marketed Underwritten Offering, not to (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any Person at any time in the future of) any Company Common Stock (including Company Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and Company Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Company Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Company Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a Registration Statement, including any amendments thereto, with respect to the registration of any Company Common Stock or securities convertible into or exercisable or exchangeable for Company Common Stock or any other securities of the Company unless such Holder agrees that such Registration Statement or amendment thereto need not be filed until the expiration of the period described in this Section 2.04 or (4) publicly disclose the intention to do any of the foregoing, in each case, during the period beginning seven (7) days before, and ending thirty (30) days (or such longer period up to sixty (60) days as may be requested by the applicable managing underwriter or underwriters) (or such other period as may be reasonably requested by WP or the managing underwriter or underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in the FINRA rules or any successor provisions or amendments thereto) after, the date of the underwriting agreement entered into in connection with such Marketed Underwritten Offering, to the extent timely notified in writing by WP or the managing underwriter or underwriters, as the case may be.  Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to Registrations on Form S‑4 or S-8 or any successor form to such Forms or as part of any Registration of securities for offering and sale to employees, directors or consultants of the Company and its Subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement.  The Company agrees to use its reasonable best efforts to obtain from each purchaser of “restricted securities” (as defined in Rule 144 under the Securities Act) from the Company which securities are the same as or similar to the Registrable Securities being Registered, or any restricted securities convertible into or exchangeable or exercisable for any of such securities, an agreement not to effect any public sale or distribution of such securities during any such period referred to in this paragraph, except as part of any such Registration, if permitted, provided, that this sentence shall not apply to any sale of securities pursuant to Rule 144A under the Securities Act or as pursuant to any agreement or arrangement with any employee of the Company.  Without limiting the foregoing (but subject to Section 2.07), if after the date hereof the Company grants any Person (other than a Holder) any rights to demand or participate in a Registration, the Company agrees that the agreement with respect thereto shall include such Person’s agreement to comply with any black-out period required by this Section as if it were a Holder hereunder.  If requested by the managing underwriter or underwriters of any such Marketed Underwritten Offering, the Holders shall execute a separate agreement to the foregoing effect.  The Company may impose stop-transfer instructions with respect to the Company Common Stock (or other securities) subject to the foregoing restriction until the end of the period referenced above.

SECTION 2.05.    Registration Procedures.

(a)            In connection with the Company’s Registration obligations under Section 2.01, Section 2.02 and Section 2.03, and subject to the applicable terms and conditions set forth therein, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and, in connection therewith, the Company shall:

(i)            prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus or any Issuer Free Writing Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and WP, copies of all such documents, which documents shall be subject to the review of such underwriters and WP and their respective counsel and (y) except in the case of a Registration under Section 2.03, not file any Registration Statement or Prospectus or amendments or supplements thereto to or use any Issuer Free Writing Prospectus to which either WP, or the underwriters, if any, shall reasonably object;

(ii)  as promptly as practicable, file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as soon as practicable;

(iii)  prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Issuer Free Writing Prospectus as may be (x) reasonably requested by WP, (y) reasonably requested by any other Participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv)  notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus, any supplement to such Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to such Issuer Free Writing Prospectus has been filed, (b) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information,(c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction and (f)of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;

(v)  promptly notify the Participating Holders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(vi)  use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus;

(vii)  promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment to the applicable Registration Statement such information as the managing underwriter or underwriters and WP, agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(viii)  furnish to each Participating Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post‑effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix)  deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Issuer Free Writing Prospectus and any amendment or supplement thereto as such Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto by such Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

(x)  on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to register or qualify, and cooperate with the Participating Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Participating Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 2.01(c) or Section 2.02(b), whichever is applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi)  cooperate with the Participating Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (or arrange for the book entry transfer of securities in the case of uncertificated securities), and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

(xii)  use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiii)  not later than the effective date of the initial Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates (or arrange for the book entry transfer of securities in the case of uncertificated securities) for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xiv)  make such representations and warranties to the Participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten Public Offerings;

(xv)  enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as WP, or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(xvi)  obtain for delivery to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such underwriters, and their respective counsel;

(xvii)  in the case of an Underwritten Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Participating Holders, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xviii)  cooperate with each Participating Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA;

(xix)  use its reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xx)  provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xxi)  use its best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company Common Stock are then listed or quoted and on each inter-dealer quotation system on which any of the Company Common Stock are then quoted;

(xxii)  make available upon reasonable notice at reasonable times and for reasonable periods for inspection by WP, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant, professional advisor or other agent retained by WP or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility; provided that any such Person gaining access to information regarding the Company pursuant to this Section 2.05(a)(xxii) shall agree to hold in strict confidence and shall not make any disclosure other than disclosures of such information to such Person’s Affiliates, its and their respective employees, agents and professional advisors who reasonably need to know such information for the purpose of assisting such Person with respect to participating in the offering pursuant to such Registration Statement or use any information regarding the Company that the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (t) the release of such information is requested or required by law or by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process, including formal and informal investigations or requests from any regulatory authority, (u) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has actual knowledge, (v) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company, (w) such information is independently developed by such Person, (x) the release of such information is required in order for such Person to comply with reporting obligations to limited partners or other direct or indirect investors who have agreed to keep such information confidential, (y) the release of such information is to potential limited partners or investors of such Person who have agreed to keep such information confidential or (z) the release of such information is to potential transferees of such Person’s Registrable Securities who have agreed to keep such information confidential;

(xxiii)  in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto; provided that any such “road show” presentation shall not require participation by such senior executive officers for more than two (2) days;

(xxiv)  take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xxv)  take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Section 2.01, Section 2.02 or Section 2.03 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xxvi)  take all reasonable actions to ensure that the information available to investors at the time of pricing includes all information required by applicable law (including the information required by Sections 12(a)(2) and 17(a)(2) of the Securities Act); and

(xxvii)  take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms hereof.

(b)            The Company may require each Participating Holder to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as may be required under the Securities Act and the applicable rules and regulations thereunder.  Each Participating Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.  If any Participating Holder does not provide such required information prior to the later of (i) five (5) Business Days after receipt of a written request therefor and (ii) three (3) Business Days prior to the scheduled date, or if later, actual date of the filing of the Registration Statement, the Company shall not be required to include Registrable Securities of such Holder in the Registration Statement for which such information was required.

(c)            Each Participating Holder agrees that, upon delivery of any notice by the Company of the happening of any event of the kind described in Section 2.05(a)(iv)(C), (D), (E) or Section 2.05(a)(v), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until (i) such Holder’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus, as the case may be, contemplated by Section 2.05(a)(v), (ii) such Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, (iii) such Holder is advised in writing by the Company of the termination, expiration or cessation of such order or suspension referenced in Section 2.05(a)(iv)(C) or (E) or (iv) such Holder is advised in writing by the Company that the representations and warranties of the Company in such applicable underwriting agreement are true and correct in all material respects.  If so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities current at the time of delivery of such notice.  In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 2.05(a)(v) or is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus may be resumed.  If such Registration Statement is a Demand Registration or a Shelf Registration, the discontinuation of the sale of Registrable Securities pursuant to such Registration Statement shall constitute a Demand Suspension or a Shelf Suspension, as applicable.

(d)            To the extent that WP or any of its Affiliates is deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or otherwise, the Company agrees that (1) the indemnification and contribution provisions contained in this Agreement shall be applicable to the benefit of WP or its Affiliates in its role as deemed underwriter in addition to their capacity as Holder and (2) WP and its Affiliates shall be entitled to conduct such activities which it would normally conduct in connection with satisfying its “due diligence” defense as an underwriter in connection with an offering of securities registered under the Securities Act, including conducting due diligence and the receipt of customary opinions and comfort letters.

(e)            If any Registration Statement or comparable statement under the “Blue Sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any “Blue Sky” or securities law then in force, the deletion of the reference to such Holder.

(f)             Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy an obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a registration statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided, that such previously filed registration statement may be amended, to the extent necessary, to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement.  To the extent this Agreement refers to the filing or effectiveness of other registration statements by or at a specified time and the Company has, in lieu of then filing such registration statements or having such registration statements become effective, designated a previously filed or effective registration statement as the relevant registration statement for such purposes in accordance with the preceding sentence, such references shall be construed to refer to such designated registration statement.

SECTION 2.06.    Underwritten Offerings.

(a)            Demand and Shelf Registrations.  If requested by the underwriters for any Underwritten Offering requested by WP, pursuant to a Registration under Section 2.01 or Section 2.02 as applicable (the “Underwritten Offering Requestors”), the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Underwritten Offering Requestors and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 2.09.  The Underwritten Offering Requestors shall cooperate with the Company in the negotiation of such underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof.  The Participating Holders shall be parties to such underwriting agreement, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Participating Holders as are customarily made by issuers to selling stockholders in secondary underwritten Public Offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Participating Holders.  Any such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters in connection with such underwriting agreement other than representations, warranties or agreements regarding such Participating Holder, such Participating Holder’s title to the Registrable Securities, such Participating Holder’s authority to sell the Registrable Securities, such Participating Holder’s intended method of distribution, absence of liens with respect to the Registrable Securities, enforceability of the applicable underwriting agreement as against such Participating Holder, receipt of all consents and approvals with respect to the entry into such underwriting agreement and the sale of such Registrable Securities by such Participating Holder and any other representations required to be made by such Participating Holder under applicable law, rule or regulation, and the aggregate amount of the liability of such Participating Holder in connection with such underwriting agreement shall not exceed such Participating Holder’s net proceeds from such Underwritten Offering (less underwriting discounts and commissions).

(b)            Piggyback Registrations.  If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.03 and such securities are to be distributed in an Underwritten Offering through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 2.03 and subject to the provisions of Section 2.03(b), use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration.  The Participating Holders shall be parties to the underwriting agreement between the Company and such underwriters, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Participating Holders as are customarily made by issuers to selling stockholders in secondary underwritten Public Offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Participating Holders.  Any such Participating Holder shall not be required to make any representations or warranties to, or agreements with the Company or the underwriters in connection with such underwriting agreement other than representations, warranties or agreements regarding such Participating Holder as are customarily made by similarly situated selling stockholders in such an Underwritten Offering, including such Participating Holder’s title to the Registrable Securities, such Participating Holder’s authority to sell the Registrable Securities, such Holder’s intended method of distribution, absence of liens with respect to the Registrable Securities, enforceability of the applicable underwriting agreement as against such Participating Holder, receipt of all consents and approvals with respect to the entry into such underwriting agreement and the sale of such Registrable Securities by such Participating Holder or any other representations required to be made by such Participating Holder under applicable law, rule or regulation, and the aggregate amount of the liability of such Participating Holder in connection with such underwriting agreement shall not exceed such Participating Holder’s net proceeds from such Underwritten Offering (less underwriting discounts and commissions).

(c)            Participation in Underwritten Registrations.  Subject to the provisions of Section 2.06(a) and (b) above, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) timely completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(d)            Price and Underwriting Discounts.  In the case of an Underwritten Offering under Section 2.01 or Section 2.02, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by WP.  In addition, in the case of any Underwritten Offering, each of the Holders may withdraw their request to participate in the registration pursuant to Section 2.01 or Section 2.02 after being advised of such price, discount and other terms and shall not be required to enter into any agreements or documentation that would require otherwise.

SECTION 2.07.     No Inconsistent Agreements; Additional Rights.  The Company is not currently a party to, and shall not hereafter enter into without the prior written consent of WP, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement, including allowing any other holder or prospective holder of any Company Common Stock (a) registration rights in the nature or substantially in the nature of those set forth in Section 2.01, Section 2.02 or Section 2.03 that would have priority over or be pari passu with the Registrable Securities with respect to the inclusion of such securities in any Registration (except to the extent such registration rights are solely related to registrations of the type contemplated by Section 2.03(a)(ii) through (iv)), or (b) demand registration rights in the nature or substantially in the nature of those set forth in Section 2.01 or Section 2.02.

SECTION 2.08.    Registration Expenses.  All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC, FINRA and if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 2720 of the National Association of Securities Dealers, Inc. (or any successor provision), and of its counsel, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including fees and disbursements of counsel for the underwriters in connection with “Blue Sky” qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses and Issuer Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) all reasonable fees and disbursements of one legal counsel (the “Majority Holder Counsel”) as selected by the Holders of a majority of the Registrable Securities included in such Registration, (ix) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (x) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration, (xi) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (xii) all expenses related to the “road-show” for any Underwritten Offering, including all travel, meals and lodging and (xiii) any other fees and disbursements customarily paid by the issuers of securities.  All such expenses are referred to herein as “Registration Expenses.”  The Company shall not be required to pay any underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

SECTION 2.09.    Indemnification.

(a)            Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each of the Holders, each of their respective direct or indirect partners, members or shareholders and each of such partner’s, member’s or shareholder’s partners members or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees or agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein), any Issuer Free Writing Prospectus or amendment or supplement thereto, or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries including reports and other documents filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, (iii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company or any of its Subsidiaries in connection with any such registration, qualification, compliance or sale of Registrable Securities, (iv) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter being attributed to the Company) will undertake such registration or qualification on behalf of the Holders of such Registrable Securities (provided that in such instance the Company shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities) or (v) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto, whether such Registration Statement, Prospectus, preliminary Prospectus, Issuer Free Writing Prospectus or other document is issued pursuant to this Agreement or otherwise, and the Company will reimburse, as incurred, each such Holder and each of their respective direct or indirect partners, members or shareholders and each of such partner’s, member’s or shareholder’s partners members or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees or agents and controlling Persons and each of their respective Representatives, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the Company shall not be liable to any particular indemnified party to the extent that any such Loss arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or other document in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof or (B) an untrue statement or omission in a preliminary Prospectus relating to Registrable Securities, if a Prospectus (as then amended or supplemented) that would have cured the defect was furnished to the indemnified party from whom the Person asserting the claim giving rise to such Loss purchased Registrable Securities at least five (5) days prior to the written confirmation of the sale of the Registrable Securities to such Person and a copy of such Prospectus (as amended and supplemented) was not sent or given by or on behalf of such indemnified party to such Person at or prior to the written confirmation of the sale of the Registrable Securities to such Person.  This indemnity shall be in addition to any liability the Company may otherwise have.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.  The Company shall also indemnify underwriters (including Persons (including the Holders) deemed to be underwriters by the SEC), selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b)            Indemnification by the Participating Holders.  Each Participating Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act), and each other Holder, each of such other Holder’s respective direct or indirect partners, members or shareholders and each of such partner’s, member’s or shareholder’s partners members or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees or agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein) or any Issuer Free Writing Prospectus or amendment or supplement thereto, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, prospectus, offering circular, free writing prospectus or other document, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein.  In no event shall the liability of such Holder hereunder be greater in amount than the dollar amount of the net proceeds (i.e., gross proceeds less underwriting discounts and commissions) received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation.  The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus, Issuer Free Writing Prospectus or Registration Statement.

(c)            Conduct of Indemnification Proceedings.  Any Person entitled to indemnification under this Section 2.09 shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after delivery of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (D) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person) or (E) the indemnified person is WP.  If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action, consent to entry of any judgment or enter into any settlement, in each case without the prior written consent of the indemnified party, unless the entry of such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party, and provided that any sums payable in connection with such settlement are paid in full by the indemnifying party.  If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld.  It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.09(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d)            Contribution.  If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.09 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations.  In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.09(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.09(d).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 2.09(a) and Section 2.09(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.09(d), in connection with any Registration Statement filed by the Company, a Participating Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds (i.e., gross proceeds less underwriting discounts and commissions) received by such Holder under the sale of Registrable Securities giving rise to such contribution obligation less any amount paid by such Holders pursuant to Section 2.09(b).  If indemnification is available under this Section 2.09, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.09(a) and Section 2.09(b) hereof without regard to the provisions of this Section 2.09(d).

(e)            No Exclusivity.  The remedies provided for in this Section 2.09 are not exclusive and shall not limit any rights or remedies that may be available to any indemnified party at law or in equity or pursuant to any other agreement.

(f)            Survival.  The indemnities provided in this Section 2.09 shall survive the transfer of any Registrable Securities by such Holder.

SECTION 2.10.    Rules 144 and 144A and Regulation S; Form S-3.  The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of a Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144 or 144A or Regulation S under the Securities Act), and it will take such further action as (x) the Holders may reasonably request, all to the extent required from time to time to enable the Holders, to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144 or 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC; or (y) is necessary to qualify the Company to file registration statements on Form S-3.  Upon the reasonable request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof in reasonable detail.

SECTION 2.11.    Limitation on Registrations and Underwritten Offerings.

(a)            Notwithstanding the rights and obligations set forth in Section 2.01 and Section 2.02, in no event shall the Company be obligated to take any action to effect any Demand Registration or any Underwritten Shelf Take‑Down at the request of WP after the Company has effected five (5) Registrations that are Demand Registrations or Underwritten Shelf Take-Downs at the request of WP.

(b)            Subject to Section 2.11(c), there shall be no limit on the number of Shelf Take-Downs that the Company shall be required to effect at the request of WP.

(c)            Notwithstanding the rights and obligations set forth in Section 2.01 and Section 2.02, in no event shall the Company be obligated to take any action to (i) effect more than one (1) Marketed Underwritten Offering in any consecutive ninety-(90) day period or (ii) effect any Underwritten Offering unless WP proposes to sell all of its Registrable Securities in such Underwritten Offering or, if selling less than all of the Registrable Securities held by WP, having reasonably anticipated net aggregate proceeds (after deduction of underwriter commissions and offering expenses) of at least $50,000,000.

SECTION 2.12    Clear Market.  With respect to any Underwritten Offerings of Registrable Securities effected at the request of WP pursuant to a Registration under Section 2.01 or Section 2.02 (each a “Holder Underwritten Offering”), the Company agrees not to effect (other than pursuant to the Registration applicable to such Holder Underwritten Offering or pursuant to a Special Registration) any public sale or distribution, or to file any Registration Statement (other than pursuant to the Registration applicable to such Holder Underwritten Offering or pursuant to a Special Registration) covering any of its equity securities or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed seven (7) days prior and thirty (30) days following the effective date of such offering or such longer period up to sixty (60) days as may be requested by the managing underwriter for such Holder Underwritten Offering.  “Special Registration” means the registration of (A) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or S-8 (or successor form) or (B) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, employees, consultants, customers, lenders or vendors of the Company or its Subsidiaries or in connection with dividend reinvestment plans.

SECTION 2.13.    In-Kind Distributions.  If any Holder seeks to effectuate an in-kind distribution of all or part of its Company Common Stock to its direct or indirect equityholders, subject to any applicable lock-up period set forth in Section 3.01 the Company will reasonably cooperate with and assist such Holder, such equityholders and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Holder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent and the delivery of Company Common Stock without restrictive legends, to the extent no longer applicable).

ARTICLE III

TRANSFER RESTRICTIONS; BOARD REPRESENTATION

SECTION 3.01.    Limitations on Transfer.

(a)            No Holder or Permitted Transferee shall Transfer any of the Registrable Securities prior to the date that is one hundred eighty (180) days after the Closing Date (the “First Lockup Termination Date”) and no Holder or Permitted Transferee shall Transfer more than one-third of its Registrable Securities prior to the first anniversary of the Closing Date (the “Second Lockup Termination Date” and together with the First Lockup Termination Date, each a “Lockup Termination Date”), except in both cases other than (i) to a Permitted Transferee or (ii) to any party pursuant to a tender offer, exchange offer, merger, consolidation or other transaction which is recommended by the Board of Directors to the stockholders of the Company or (iii) in connection with any merger, business combination or mandatory share exchange approved by the stockholders of the Company; provided, however, that (A) no Holder or Permitted Transferee shall Transfer any of the Registrable Securities to any investor on Schedule A hereto prior to the First Lockup Termination Date, and (B) any Permitted Transferee, as a condition to such Transfer, shall execute and deliver a joinder agreement, in form and substance reasonably satisfactory to Purchaser, whereby such Permitted Transferee shall agree to be bound by 3.01 and 3.03 hereof (to the extent applicable to such Permitted Transferee under the terms of this Agreement) and to make the representations and warranties set forth in Section 4.01 hereof as if such Permitted Transferee were a “Holder” (except that any investor on Schedule A hereto need not make the representation and warranty in clause (iii) of Section 4.01).  Notwithstanding the foregoing, there shall be no restriction on WP’s ability to pledge, encumber or hypothecate any Registrable Securities or to otherwise obtain “back leverage” in connection therewith.

SECTION 3.02.     Board of Directors.

(a)            At any time from and after the Closing Date, at the written request of WP, the Company shall increase the size of the Company’s Board of Directors by one (1) and cause one (1) representative designated by WP to be appointed to Class II of the Board of Directors and as a member of the Compensation Committee or the Corporate Governance Committee, as agreed by the Company and WP in good faith, of the Board of Directors, which representative shall, as a condition to joining any such committee, meet the applicable “independence” requirements of the SEC and NYSE, and shall also satisfy all director qualifications required by the Company and agree to comply with all policies of the Company (including as to ethics, confidentiality and trading) in effect from time to time that apply to all nominees for the Board of Directors (a “Qualified Nominee,” and any such Qualified Nominee to be appointed to the Board of Directors, a “Board Representative”).

(b)            From and after the election or appointment of a Board Representative pursuant to Section 3.02(a), (i) at each meeting of the stockholders of the Company at which directors of the Company are to be elected (including any annual meeting of stockholders) and at which the term of such Board Representative shall expire, the Board of Directors shall nominate and recommend for election one (1) Qualified Nominee designated by the WP to serve as a Board Representative and the Company shall use its reasonable best efforts to cause such person to be elected to serve as a director on the Board of Directors and shall solicit proxies for such person to the same extent as it does for any of its other nominees to the Board of Directors; and (ii) upon the death, disability, retirement, resignation, removal or other vacancy of a director designated by WP, the Board of Directors shall appoint as a director to fill the vacancy so created a Qualified Nominee designated by WP to fill such vacancy.

(c)            Each current and former Board Representative shall be entitled to the same compensation and same indemnification , advancement of expenses and insurance coverage in connection with his or her role as a director as the other (current or former, as applicable) members of the Board of Directors, and shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof and any and all other perquisites in each case, to the same extent as the other members of the Board of Directors.  The Company shall notify the Board Representative of all regular and special meetings of the Board of Directors and shall notify the Board Representative of all regular and special meetings of any committee of the Board of Directors of which such Board Representative is a member.  The Company shall provide the Board Representative with copies of all notices, minutes, consents and other materials provided to all other members of the Board of Directors concurrently as such materials are provided to the other members.

(d)            The then-current Board Representative shall resign and the Company’s obligations under Section 3.02(a) and Section 3.02(b) shall terminate and be of no further force or effect on such date that the Board of Directors by majority vote requests the resignation of the Board Representative at any time that the Company Common Stock collectively held by WP and its Permitted Transferees has had, ending on (and including) the date of such request, a market value of less than $200 million (based on the Purchaser Daily Closing Price) for twenty (20) consecutive trading days (such date, the “Standstill Termination Date”).

SECTION 3.03.    Actions by WP.

(a)            WP and Warburg Pincus LLC (“WPLLC”) shall not, directly or indirectly, without the Company’s prior written consent:

(i)            acquire beneficial ownership of any shares of Company Common Stock if, after such acquisition, WPLLC, WP and their respective Affiliates in the aggregate would beneficially own a number of shares of Company Common Stock equal to ten percent (10%) or more of the number of outstanding shares of Company Common Stock (as reported in the most recent Company final registration statement, prospectus, report, schedule or definitive proxy statement publicly filed under the Exchange Act);

(ii)            make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” to vote (as such terms are used in the rules of the SEC), or seek to advise or influence any Person (other than a Permitted Transferee) with respect to the voting of any voting securities of the Company;

(i)            form, join or in any way participate in a “group” as defined in Section 13(d)(3) of the Exchange Act (other than with a Permitted Transferee of WP), with respect to any voting securities of the Company; or

(ii)            publicly disclose any intention, plan or arrangement prohibited by, or inconsistent with, the foregoing;

provided that notwithstanding anything herein to the contrary, this Section 3.03(a) shall in no way limit or apply to: (x) the activities of any director of the Company taken in good faith in his or her capacity as a director of the Company, (y) the right or ability of WP to vote any voting securities of the Company with respect to any matter or (z) portfolio companies of WPLLC (as such term is commonly used in the private equity industry).

(b)            The provisions in this Section 3.03 shall terminate and be of no further force or effect with respect to WP and WPLLC on the earlier of (i) Standstill Termination Date, and (ii) the breach, in any material respect, by the Company of any of its obligations in this Agreement.

SECTION 3.04.    Actions by Holders.  Prior to any Transfer by any Holder (other than WP) of any Company Common Stock (including Company Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and Company Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Company Common Stock, such Holder shall notify WP, in writing, of any such Transfer.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES; INVESTMENT LIMIT

SECTION 4.01    Holder Representations and Warranties.  Each Holder that has acquired such Company Common Stock pursuant to Section 2.2(b) of the Purchase Agreement, severally and not jointly represents and warrants to the Company as of the date hereof that such Holder:  (i) is acquiring the Company Common Stock for its own account, solely for investment and not with a view toward, or for sale in connection with, any distribution thereof  in violation of any federal or state securities or “blue sky” laws, or with any present intention of distributing or selling the Company Common Stock in violation of any such laws, (ii) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Company Common Stock and of making an informed investment decision and (iii) is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.  Each such Holder has requested, received, reviewed and considered all information that such Holder deems relevant in making an informed decision to invest in the Company Common Stock, has had an opportunity to discuss the Company’s business, management and financial affairs with its management and also had an opportunity to ask questions of officers of the Company that were answered to such Holder’s satisfaction and has received and reviewed a copy of this Agreement and the Purchase Agreement.  Each Holder understands that the Company is relying on the statements contained herein to establish an exemption from registration under the Securities Act and under state securities laws and acknowledges that the offer and sale of Company Common Stock has not been registered under the Securities Act or any other applicable Law and that the Company Common Stock may not be Transferred except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom.  The Holders do not own any shares of Company Common Stock, except for those shares acquired pursuant to the Purchase Agreement.

SECTION 4.02.    Company Representations and Warranties.

(a)            Assuming the accuracy of the Holders’ representation and warranty in the last sentence of Section 4.01, the Company represents and warrants that the Holders individually and in the aggregate own less than ten percent (10%) of the currently issued and outstanding shares of Company Common Stock, taking into account the issuance of shares of Company Common Stock to the Holders pursuant to the Purchase Agreement.

(b)            The Company represents and warrants that, on October 16, 2015, the Board of Directors  duly passed resolutions determining that there is no pending request from the Utah Department of Financial Institutions or the Federal Deposit Insurance Company to deny any Holder, or all Holders in the aggregate, the right to vote their shares of Company Common Stock and that it has been provided with evidence, satisfactory to the Board of Directors, that that no Approvals (as such term is defined in the Company’s Certificate of Incorporation) are required by statute, regulation, or interpretation of the appropriate banking regulatory agency in connection with the issuance of the Stock Consideration to the Sellers.

SECTION 4.03.     Company Obligations.  During the period commencing on the date hereof for so long as WP and WPLLC do not take any of the actions set forth in clause (i) through (iv) of Section 3.03 hereof, neither the Company nor the Board of Directors shall (i) make any determination under Article X of its Certificate of Incorporation (or any successor or equivalent provision, bylaw or policy) or take any other action (other than if requested by the Utah Department of Financial Institutions or the Federal Deposit Insurance Company) that has the effect of (A) denying any Holder the right to vote the Company Common Stock owned or controlled by such Holder, or over which such Holder otherwise exercises voting power or control or (B) preventing the Company Common Stock over which such Holder exercises voting power or control from being counted for purposes of determining whether a quorum exists at any meeting of the Company’s stockholders or (ii) take any action that may cause (x) the Holders, individually or in the aggregate, or (y) WP, individually or in the aggregate, to own ten percent (10%) or more of the then issued and outstanding shares of Company Common Stock at such time.

ARTICLE V

MISCELLANEOUS

SECTION 5.01.    Term.  This Agreement shall terminate with respect to any Holder at the later of such time as (a) such Holder does not beneficially own any Registrable Securities or (b) in the case of WP or a Permitted Assignee thereof, WP or a Permitted Assignee thereof does not beneficially own any Registrable Securities and does not have any rights pursuant to Section 3.02 (the “Termination Date”).  Notwithstanding the foregoing, the provisions of Section 2.09, Section 2.10 and Section 2.13 and all of this Article V shall survive any such termination.  Upon the written request of the Company, each Holder agrees to promptly deliver a certificate to the Company setting forth the number of Registrable Securities then beneficially owned by such Holder.

SECTION 5.02.    Injunctive Relief.  It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law.  Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

SECTION 5.03.    Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

SECTION 5.04.    Notices.  Unless otherwise specified herein, all notices, consents, approvals, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, sent to the Person at the address given for such Person below or such other address as such Person may specify by notice to the Company:

To the Company:

WEX Inc.
97 Darling Avenue
South Portland, ME 04016
Attention:  Hilary Rapkin
 Email:  Hilary.Rapkin@wexinc.com

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Attention:Mark G. Borden
Jeffrey A. Stein
Fax:  (617) 526-5000
Email:        Mark.Borden@wilmerhale.com
                   Jeff.Stein@wilmerhale.com

If to WP:

c/o Warburg Pincus
450 Lexington Avenue
New York, NY 10017
Fax:  (212) 878-9359
 Attention:  James C. Neary
                    Lora Giampetruzzi

Email:               jim.neary@warburgpincus.com
                    lora.giampetruzzi@warburgpincus.com

with a copy (which shall not constitute notice) to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Fax:  (212) 225-3999
Attention:  David Leinwand
                          Matthew P. Salerno

Email:                 dleinwand@cgsh.com
                            msalerno@cgsh.com

All notices required to be given to a Holder under this Agreement shall be given to such Holder at the address (including an email address or fax number) given by or on behalf of such Holder to the Company or , if no such address has been provided to the Company for such Holder, then to WP on behalf of such Holder.

SECTION 5.05.    Amendment.  The terms and provisions of this Agreement may only be amended, modified or waived at any time and from time to time by a writing executed by the Company and WP; provided, that any amendment that would have an adverse effect on the investors listed in Schedule A hereto relative to the other Holders shall require the written consent of such investors holding a majority of all of the then outstanding Registrable Securities held by all investors listed in Schedule A hereto at such time.

SECTION 5.06.    Successors, Assigns and Transferees.  Each Holder may assign all or a portion of its rights hereunder to (i) a Permitted Transferee to which such Holder Transfers all or any of its Registrable Securities, (ii) any Person that acquires Registrable Securities pursuant to the terms of any Co-Invest Agreement or (iii) in the case of WP’s rights pursuant to Section 3.02, to an Affiliate of WP (each such Person, a “Permitted Assignee”); provided that such Person shall only be admitted as a party hereunder upon its, his or her execution and delivery of a joinder agreement, in form and substance acceptable to WP, agreeing to be bound by the terms and conditions of this Agreement as if such Person were a party hereto (together with any other documents WP and the Company determine are necessary to make such Person a party hereto), whereupon such Person will be treated as a Holder for all purposes of this Agreement, with the same rights, benefits and obligations hereunder as the transferring Holder with respect to the transferred Registrable Securities (if applicable, and except that if such Person was a Holder prior to such Transfer, such Person shall have the same rights, benefits and obligations with respect to the such transferred Registrable Securities as were applicable to Registrable Securities held by such Person prior to such Transfer).

SECTION 5.07.    Binding Effect.  Except as otherwise provided in this Agreement, the terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors.

SECTION 5.08.    No Waiver.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 5.09.    Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than those Persons entitled to indemnity or contribution under Section 2.09, each of whom shall be a third party beneficiary thereof) any right, remedy or claim under or by virtue of this Agreement.

SECTION 5.10.     Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.  ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.

SECTION 5.11.    Waiver of Jury Trial.  EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.11.

SECTION 5.12.    Severability.  If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.13.    Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

SECTION 5.14.    Headings.  The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

SECTION 5.15    Investment Banking Services.  Notwithstanding anything to the contrary herein or any actions or omissions by representatives of WP or its respective Affiliates in whatever capacity, including as a director or observer to the Board of Directors, it is understood that neither WP nor any of its respective Affiliates is acting as a financial advisor, agent or underwriter to the Company or any of its Affiliates or otherwise on behalf of the Company or any of its Affiliates unless retained to provide such services pursuant to a separate written agreement.

SECTION 5.16.    Other Activities.  Notwithstanding anything in this Agreement, none of the provisions of this Agreement shall in any way limit a Holder or any of its Affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WARBURG PINCUS PRIVATE EQUITY (E&P) XI - B, L.P.

By:	Warburg Pincus (E&P) XI, L.P.,
its general partner

By:	Warburg Pincus (E&P) XI LLC,
its general partner

By:	Warburg Pincus Partners (E&P) XI LLC,
its sole member

By:	Warburg Pincus Partners II (US), L.P.,
its managing member

By:	Warburg Pincus & Company US, LLC,
its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY XI-C, L.P.

By:	Warburg Pincus (Cayman) XI, L.P.,
its general partner

By:	Warburg Pincus XI-C, LLC,
its general partner

By:	Warburg Pincus Partners II (Cayman), L.P.,
its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd.,
its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorised Signatory

WP MUSTANG CO-INVEST-B, L.P.

By:	Warburg Pincus (Bermuda) XI, Ltd.,
its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorised Signatory

WARBURG PINCUS (E&P) XI, L.P.

By:	Warburg Pincus (E&P) XI LLC,
its general partner

By:	Warburg Pincus Partners (E&P) XI LLC,
its sole member

By:	Warburg Pincus Partners II (US), L.P.,
its managing member

By:	Warburg Pincus & Company US, LLC,
its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP MUSTANG CO-INVEST-C, L.P.

By:	Warburg Pincus (Bermuda) XI, Ltd.,
its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorised Signatory

WP XI PARTNERS, L.P.

By:	Warburg Pincus XI, L.P.,
its general partner

By:	WP Global LLC,
its general partner

By:	Warburg Pincus Partners II, L.P.,
its managing member

By:	Warburg Pincus Partners GP LLC,
its general partner

By:	Warburg Pincus & Co.,
its managing member

By:	/s/ James C. Neary
Name: James C. Neary
Title: Partner

WARBURG PINCUS PRIVATE EQUITY XI-B, L.P.

By:	Warburg Pincus XI, L.P.,
its general partner

By:	WP Global LLC,
its general partner

By:	Warburg Pincus Partners II, L.P.,
its managing member

By:	Warburg Pincus Partners GP LLC,
its general partner

By:	Warburg Pincus & Co.,
its managing member

By:	/s/ James C. Neary
Name: James C. Neary
Title: Partner

WARBURG PINCUS XI (E&P) PARTNERS - B, L.P.

By:	Warburg Pincus (E&P) XI, L.P.,
its general partner

By:	Warburg Pincus (E&P) XI LLC,
its general partner

By:	Warburg Pincus Partners (E&P) XI LLC,
its sole member

By:	Warburg Pincus Partners II (US), L.P.,
its managing member

By:	Warburg Pincus & Company US, LLC,
its general partner

By:	/s/ James C. Neary
Name: James C. Neary
Title: Authorized Signatory

MUSTANG HOLDCO 1 LLC

By:	/s/ James C. Neary
Name: James C. Neary
Title: President

WP (LEXINGTON) HOLDINGS II, L.P.

By:	Warburg Pincus (E&P) XI, L.P.,
its general partner

By:	Warburg Pincus (E&P) XI LLC,
its general partner

By:	Warburg Pincus Partners (E&P) XI LLC,
its sole member

By:	Warburg Pincus Partners II (US), L.P.,
its managing member

By:	Warburg Pincus & Company US, LLC,
its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (LEXINGTON) XI – A, L.P.

By:	Warburg Pincus (E&P) XI, L.P.,
its general partner

By:	Warburg Pincus (E&P) XI LLC,
its general partner

By:	Warburg Pincus Partners (E&P) XI LLC,
its sole member

By:	Warburg Pincus Partners II (US), L.P.,
its managing member

By:	Warburg Pincus & Company US, LLC,
its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP MUSTANG CO-INVEST, LLC

By:	Warburg Pincus (E&P) XI, L.P.,
its managing member

By:	Warburg Pincus (E&P) XI LLC,
its general partner

By:	Warburg Pincus Partners (E&P) XI LLC,
its sole member

By:	Warburg Pincus Partners II (US), L.P.,
its managing member

By:	Warburg Pincus & Company US, LLC,
its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (LEXINGTON) PARTNERS - A, L.P.

By:	Warburg Pincus (E&P) XI, L.P.,
its general partner

By:	Warburg Pincus (E&P) XI LLC,
its general partner

By:	Warburg Pincus Partners (E&P) XI LLC,
its sole member

By:	Warburg Pincus Partners II (US), L.P.,
its managing member

By:	Warburg Pincus & Company US, LLC,
its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

Solely for purposes of Section 3.03

WARBURG PINCUS LLC

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Managing Director

WEX INC.

By:	/s/ Hilary Rapkin
Name:	Hilary Rapkin
Title:	Senior Vice President, General Counsel